UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2009

PINNACLE ENTERTAINMENT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 784-7777

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 27, 2009, Pinnacle Entertainment, Inc. issued a press release announcing that it intends to offer $375 million aggregate principal amount of senior notes due 2017 pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release dated July 27, 2009, issued by Pinnacle Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: July 27, 2009	By:	/s/ Christopher K. Plant
Christopher K. Plant
Vice President-Investor Relations and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release dated July 27, 2009, issued by Pinnacle Entertainment, Inc.